SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

July 30, 2003

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of July 1, 2003, providing for the issuance of Mortgage Pass-Through Certificates, Series 2003-21)

         Structured Asset Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-102489	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, NY	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 526-7000

                                            No Change

(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

The Registrant registered issuances of Mortgage Pass-Through Certificates, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-102489) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $499,718,648 in aggregate principal amount of Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A4, Class 1-AX, Class 1-PAX, Class 1-AP, Class 2-A1, Class 2-A2, Class 2-A3, Class 2-A4, Class 2-A5, Class 2-A6, Class 2-AP, Class 2-AX, Class 1B1, Class 1B2, Class 2B1, Class 2B2, Class B3 and Class R, Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2003-21 on July 30, 2003.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated March 20, 2003, as supplemented by the Prospectus Supplement dated July 25, 2003 (the “Prospectus Supplement”), to file a copy of the Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Certificates were issued pursuant to a Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.1, dated as of July 1, 2003, among Structured Asset Securities Corporation, as depositor, LaSalle Bank National Association, as trustee, and Aurora Loan Services Inc., as master servicer.  The “Certificates” consist of the following classes: Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A4, Class 1-AX, Class 1-PAX, Class 1-AP, Class 2-A1, Class 2-A2, Class 2-A3, Class 2-A4, Class 2-A5, Class 2-A6, Class 2-AP, Class 2-AX, Class 1B1, Class 1B2, Class 2B1, Class 2B2, Class B3, Class 1B4, Class 1B5, Class 1B6, Class 2B4, Class 2B5, Class 2B6, Class E, Class P and Class R.

The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) the assets of which consist primarily of two pools of certain fixed rate, conventional, fully amortizing, first lien, residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $501,830,811 as of July 1, 2003, together with certain other assets.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits: 1.1

1.1

Terms Agreement dated July 25, 2003, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as Underwriter.

4.1

Trust Agreement dated as of July 1, 2003, among Structured Asset Securities Corporation, as Depositor, LaSalle Bank National Association, as Trustee, and Aurora Loan Services Inc., as Master Servicer.

99.1

Mortgage Loan Sale and Assignment Agreement dated as of July 1, 2003, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2

Servicing Agreement, dated as of July 1, 2003, among Aurora Loan Services Inc., as Master Servicer and Servicer, and Lehman Brothers Holdings Inc., as Seller.

SIGNATURES

Pursuant to the  requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES

      CORPORATION

By: /s/ Ellen V. Kiernan

       Name: Ellen V. Kiernan

       Title:   Senior Vice President

Dated:  July 30, 2003

EXHIBIT INDEX

    Exhibit No.

Description

1.1

Terms Agreement dated July 25, 2003 between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

4.1

Trust Agreement dated as of July 1, 2003, among Structured Asset Securities Corporation, as Depositor, LaSalle Bank National Association, as Trustee, and Aurora Loan Services Inc., as Master Servicer.

99.1

Mortgage Loan Sale and Assignment Agreement dated as of July 1, 2003, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2

Servicing Agreement, dated as of July 1, 2003, among Aurora Loan Services Inc., as Master Servicer and Servicer, and Lehman Brothers Holdings Inc., as Seller.